Exhibit 1(mm)

BLACKROCK VARIABLE SERIES FUNDS, INC.

Articles Supplementary to Articles of Incorporation

BLACKROCK VARIABLE SERIES FUNDS, INC. (hereinafter referred to as the “Corporation”), a Maryland corporation, hereby certifies to the State Department of Assessments and Taxation of the State of Maryland that:

FIRST:  The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended, with the authority to issue Fourteen Billion Three Hundred Ten Million (14,310,000,000) shares of capital stock as follows:

Classes Number of Authorized Shares

BlackRock Balanced Capital V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Basic Value V.I. Fund

Class I 300,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Total Return V.I. Fund

Class I 600,000,000

Class II 100,000,000

Class III 100,000,000

Mercury Developing Capital Markets V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Money Market V.I. Fund

Class I 3,300,000,000

Class II 1,300,000,000

Class III 1,300,000,000

Mercury Focus Twenty V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Capital Appreciation V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Global Allocation V.I. Fund

Class I 200,000,000

Class II 200,000,000

Class III 200,000,000

Mercury Global Bond V.I. Fund

Class I 200,000,000

Class II 200,000,000

Class III 200,000,000

BlackRock Global Opportunities V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock U.S. Government Bond V.I. Fund

Class I 300,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock High Yield V.I. Fund

Class I 200,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock S&P Index 500 V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock International V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Large Cap Core V.I. Fund

Class I 200,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Large Cap Growth V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Large Cap Value V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

Mercury Natural Resources V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

Mercury Reserve Assets V.I. Fund

Class I 500,000,000

Class II 500,000,000

Class III 100,000,000

BlackRock Value Opportunities V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III   10,000,000

BlackRock Equity Dividend V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

                 Total:        14,310,000,000

All shares of the Corporation’s capital stock have a par value of Ten Cents ($0.10) per share, and an aggregate par value of One Billion Four Hundred Thirty One Million Dollars ($1,431,000,000).

SECOND:  Pursuant to authority expressly vested in the Board of Directors of the Corporation by Section 2-105(c) of the Maryland General Corporation Law (the “MGCL”) and the Corporation’s charter, the Board of Directors hereby reclassifies all of the shares of the following series and classes, none of which are outstanding and all of which shall be classified as authorized and undesignated shares of common stock:

Classes Number of Authorized Shares

Mercury Developing Capital Markets V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

Mercury Focus Twenty V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

Mercury Global Bond V.I. Fund

Class I 200,000,000

Class II 200,000,000

Class III 200,000,000

Mercury Natural Resources V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

Mercury Reserve Assets V.I. Fund

Class I 500,000,000

Class II 500,000,000

Class III 100,000,000

           Total:          2,600,000,000

All shares of the Corporation’s undesignated capital stock will have a par value of Ten Cents ($0.10) per share, and an aggregate par value of Two Hundred Sixty Million Dollars ($260,000,000).

THIRD:  Pursuant to authority expressly vested in the Board of Directors of the Corporation by Section 2-105(c) of the MGCL and the Corporation’s charter, the Board of Directors hereby reclassifies One Billion Three Hundred Million (1,300,000,000) shares of authorized but undesignated capital stock of the Corporation as Class III Common Stock of BlackRock Global Allocation V.I. Fund.

FOURTH: After these reclassifications of the authorized shares of capital stock of the Corporation, the Corporation will have the authority to issue capital stock as follows:

Classes Number of Authorized Shares

BlackRock Balanced Capital V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Basic Value V.I. Fund

Class I 300,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Total Return V.I. Fund

Class I 600,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Money Market V.I. Fund

Class I 3,300,000,000

Class II 1,300,000,000

Class III 1,300,000,000

BlackRock Capital Appreciation V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Global Allocation V.I. Fund

Class I 200,000,000

Class II 200,000,000

Class III 1,500,000,000

BlackRock Global Opportunities V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock U.S. Government Bond V.I. Fund

Class I 300,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock High Yield V.I. Fund

Class I 200,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock S&P Index 500 V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock International V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Large Cap Core V.I. Fund

Class I 200,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Large Cap Growth V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Large Cap Value V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Equity Dividend V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III 100,000,000

BlackRock Value Opportunities V.I. Fund

Class I 100,000,000

Class II 100,000,000

Class III   10,000,000

                           Total:        13,010,000,000

The remainder of the Corporation’s capital stock, One Billion Three Hundred Million (1,300,000,000) shares of common stock, is not designated as to any class or series.

After these reclassifications of the authorized shares of capital stock of the Corporation, all shares of all classes and series of the Corporation’s capital stock, including the shares of common stock which are not designated as to any class or series, will have a par value of Ten Cents ($0.10) per share, and an aggregate par value of One Billion Four Hundred Thirty One Million Dollars ($1,431,000,000).

FIFTH:  All of the shares of the Corporation’s capital stock continue to have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as currently set forth in the Corporation’s charter.

SIXTH:  The authorized stock of the Corporation has not been increased by these Articles Supplementary.

IN WITNESS WHEREOF, BLACKROCK VARIABLE SERIES FUNDS, INC. has caused these presents to be signed in its name and on its behalf by its President and Chief Executive Officer and witnessed and attested by its Secretary on August 7, 2012.

BLACKROCK VARIABLE SERIES FUNDS, INC.

By:  /s/ John M. Perlowski

John M. Perlowski

President and Chief Executive Officer

Attest:

/s/ Ben Archibald
Ben Archibald

Secretary

The undersigned, President and Chief Executive Officer of BLACKROCK VARIABLE SERIES FUNDS, INC. who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that as to all of the matters and facts required to be verified under oath, that to the best of his knowledge, information and belief, the matters set forth therein are true in all material respects, under the penalties of perjury.

Dated: August 7, 2012	/s/ John M. Perlowski
John M. Perlowski
President and Chief Executive Officer

4849-5631-7968